UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – May 22, 2026

(Date of earliest event reported)

SOLSTICE ADVANCED MATERIALS INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-42812	33-2919563
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

115 Tabor Road
Morris Plains, New Jersey	07950
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 370-8188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SOLS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Solstice Advanced Materials Inc. (the “Company”) held its Annual Meeting of Shareowners (the “Annual Meeting”) on May 22, 2026. The following matters set forth in our Proxy Statement dated April 2, 2026 (the “2026 Proxy Statement”), which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, were voted upon with the results indicated below.

1.	The shareowners elected each of the four Class I nominees to the Board of Directors for a two-year term expiring at the 2028 annual meeting of shareowners, by the vote of the majority of votes cast, in accordance with the Company’s Amended and Restated By-Laws. The voting results are set forth below:

	For	Against	Abstain	Broker Non Votes
Peter Gibbons	110,273,053	739,107	149,203	22,797,301
Rose Lee	109,635,818	1,394,274	131,271	22,797,301
William Oplinger	108,733,089	2,278,325	149,949	22,797,301
Patrick Ward	110,260,061	749,070	152,232	22,797,301

After the Annual Meeting, Fiona C. Laird, Sivasankaran Somasundaram, and Matthew Trerotola continue to serve as Class II directors until the 2027 annual meeting of shareowners and Dr. Rajeev Gautam, David Sewell, and Brian Worrell continue to serve as Class III directors until the 2028 annual meeting of shareowners.

2.	The shareowners approved the appointment of Deloitte & Touche LLP as independent auditors for 2026. The voting results are set forth below:

For	Against	Abstain
133,593,862	187,060	177,742

3.	The shareowners approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2026 Proxy Statement. The voting results are set forth below:

For	Against	Abstain	Broker Non Votes
106,377,063	4,429,812	354,488	22,797,301

4.	The voting results on a non-binding advisory vote on the frequency of the advisory vote on executive compensation are set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non Votes
107,765,801	972,917	2,130,347	292,298	22,797,301

Consistent with the recommendation of the Board of Directors of the Company as set forth in the 2026 Proxy Statement and the vote of the Company’s shareowners at the Annual Meeting, the Company is confirming that it will include an annual advisory vote on the compensation of its named executive officers in its proxy materials until the next required shareowner vote on the frequency of advisory votes on executive compensation, which vote is expected to be held at the Company’s 2032 Annual Meeting of Shareowners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 22, 2026	SOLSTICE ADVANCED MATERIALS INC.

		By:	/s/ Brian Rudick
Brian Rudick
Senior Vice President, General Counsel & Corporate Secretary